NOTE 5 - COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Text Block]
NOTE 5 -        COMMITMENTS AND CONTINGENCIES

The Company is subject to certain claims and lawsuits arising in the normal course of business.  In the opinion of management, uninsured losses, if any, resulting from the ultimate resolution of these matters will not have a material effect on the Company’s consolidated financial position, results of operations, or cash flows.

Litigation

Rakas vs. Medizone International, Inc. - A former consultant brought this action against the Company claiming the Company had failed to pay consulting fees under a consulting agreement.  In September 2001, the parties agreed to settle the matter for $25,000.  The Company, however, did not have the funds to pay the settlement and the plaintiff moved the court to enter a default judgment in the amount of $143,000 in January 2002.  On May 8, 2002, the court vacated the default judgment and requested that the Company post a bond of $25,000 to cover the settlement previously entered into by the parties.  The Company has been unable to post the required bond amount as of the date of this report.  Therefore, the Company has recorded, as part of accounts payable, the original default judgment in the amount of $143,000, plus fees totaling $21,308, as of December 31, 2011 and 2010.  The Company intends to contest the judgment if and when it is able to in the future.

Contingent Liabilities

As of December 31, 2011 and 2010, the Company has recorded contingent liabilities totaling $224,852 related to certain past due payables for which the Company has not received invoices or demands for over ten years.  Although management of the Company does not believe that the amounts will ever be paid, the amounts are being recorded as contingent liabilities until such time as the Company is certain that no liability exists and until the statute of limitations has expired.

The Company’s Board of Directors has approved the following salaries/consulting fees for its key officers: 1) $170,000 a year for the Company’s Chief Executive Officer and increases to $195,500 effective March 1, 2012, and 2) $60,000 a year for the Company’s Chief Financial Officer.

Operating Leases

In 2009, the Company entered into a lease agreement and established its own certified laboratory located at Innovation Park, Queen’s University in Kingston, Ontario, Canada, which will provide a primary research and development platform for the Company as it proceeds towards commercialization of its products.  The initial lease term expired on June 30, 2011, but has been extended to June 30, 2012, with a monthly lease payment increasing from $1,300 to $1,350 Canadian Dollars (“CD”) plus the applicable Goods and Services Tax (“GST”).

A second laboratory space for full scale room testing also expired on June 30, 2011, but was extended to June 30, 2012, with a monthly lease payment increasing from $1,200 to $1,250 CD, plus the applicable GST.  In March 2011, the Company also entered into a lease agreement and established its own corporate offices in California that includes a monthly lease payment of $2,500 U.S. Dollars and is renewable on a month to month basis following the initial lease term that ended in May 2011.  The Company elected to terminate this lease in December 2011 and enter into a new corporate office lease effective January 1, 2012 (see Note 14).